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                                                                    Exhibit 23.3

PRICEWATERHOUSECOOPERS LOGO

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement on Form S-8 (File No. 333-1-14379) of our report dated May 1, 1998, on our audits of the financial statements of AT&T Solutions Customer Care.


/s/ PricewaterhouseCoopers LLP

Jacksonville, Florida
December 23, 1998